Docusign Envelope ID: BA87B6D1-49CF-467A-B7B6-4DAD0E2588D8

AMENDED AND RESTATED EXHIBIT A TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018

Intending to be legally bound, the undersigned hereby amend and restate Exhibit A to the aforesaid Agreement to include the following investment portfolios as of March 4, 2026:

Name of Fund	Annual Advisory Fee (as a % of average daily net assets)	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X MSCI Norway ETF	0.25%	October 2, 2009	November 20, 2025	November 9, 2010
Global X MSCI Argentina ETF	0.25%	December 5, 2008	November 20, 2025	March 2, 2011
Global X MSCI Colombia ETF	0.25%	December 5, 2008	November 20, 2025	February 5, 2009
Global X MSCI China Consumer Discretionary ETF	0.25%	October 2, 2009	November 20, 2025	November 30, 2009
Global X Copper Miners ETF	0.25%	March 26, 2010	November 20, 2025	April 19, 2010
Global X Silver Miners ETF	0.25%	March 26, 2010	November 20, 2025	April 19, 2010
Global X Lithium & Battery Tech ETF	0.25%	June 4, 2010	November 20, 2025	July 22, 2010
Global X Uranium ETF	0.25%	June 4, 2010	November 20, 2025	November 4, 2010
Global X Gold Explorers ETF	0.25%	August 27, 2010	November 20, 2025	November 3, 2010
Global X FTSE Southeast Asia ETF	0.25%	November 17, 2010	November 20, 2025	February 16, 2011
Global X SuperDividend® ETF	0.25%	February 25, 2011	November 20, 2025	June 8, 2011
Global X MLP ETF	0.25%	May 11, 2011	November 20, 2025	April 18, 2012
Global X MSCI Greece ETF	0.25%	August 19, 2011	November 20, 2025	December 7, 2011
Global X Disruptive Materials ETF	0.25%	August 19, 2011	November 20, 2025	January 24, 2022
Global X Social Media ETF	0.25%	August 19, 2011	November 20, 2025	November 14, 2011
Global X SuperIncome™ Preferred ETF	0.25%	February 24, 2012	November 20, 2025	July 16, 2012
Global X SuperDividend® REIT ETF	0.25%	February 24, 2012	November 20, 2025	March 16, 2015
Global X Guru® Index ETF	0.25%	May 25, 2012	November 20, 2025	June 4, 2012
Global X SuperDividend® U.S. ETF	0.25%	November 16, 2012	November 20, 2025	March 11, 2013
Global X MLP & Energy Infrastructure ETF	0.25%	February 22, 2013	November 20, 2025	August 6, 2013
Global X MSCI SuperDividend® Emerging Markets ETF	0.25%	November 14, 2014	November 20, 2025	March 16, 2015
Global X Alternative Income ETF	0.25%	March 10, 2015	November 20, 2025	July 13, 2015
Global X Renewable Energy Producers ETF	0.25%	April 21, 2015	November 20, 2025	May 27, 2015
Global X S&P 500® Catholic Values ETF	0.25%	May 29, 2015	November 20, 2025	April 18, 2016
Global X Internet of Things ETF	0.25%	November 13, 2015	November 20, 2025	September 12, 2016
Global X FinTech ETF	0.25%	November 13, 2015	November 20, 2025	September 12, 2016
Global X Conscious Companies ETF	0.25%	November 13, 2015	November 20, 2025	July 11, 2016
Global X Robotics & Artificial Intelligence ETF	0.25%	February 26, 2016	November 20, 2025	September 12, 2016
Global X Aging Population ETF	0.25%	February 26, 2016	November 20, 2025	May 9, 2016
Global X Millennial Consumer ETF	0.25%	February 26, 2016	November 20, 2025	May 4, 2016
Global X MSCI SuperDividend® EAFE ETF	0.25%	September 9, 2016	November 20, 2025	November 14, 2016
Global X U.S. Infrastructure Development ETF	0.25%	February 24, 2017	November 20, 2025	March 6, 2017
Global X U.S. Preferred ETF	0.15%	February 24, 2017	November 20, 2025	September 11, 2017
Global X Artificial Intelligence & Technology ETF	0.25%	February 23, 2018	November 20, 2025	May 11, 2018
Global X Autonomous & Electric Vehicles ETF	0.25%	February 23, 2018	November 20, 2025	April 13, 2018
Global X S&P 500® Quality Dividend ETF	0.15%	May 23, 2018	November 20, 2025	July 13, 2018
Global X E-commerce ETF	0.25%	May 23, 2018	November 20, 2025	November 27, 2018

Docusign Envelope ID: BA87B6D1-49CF-467A-B7B6-4DAD0E2588D8

Name of Fund	Annual Advisory Fee (as a % of average daily net assets)	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X Genomics & Biotechnology ETF	0.25%	May 23, 2018	November 20, 2025	April 5, 2019
Global X Adaptive U.S. Factor ETF	0.25%	May 23, 2018	November 20, 2025	August 24, 2018
Global X DAX Germany ETF	0.15%	September 13, 2018	November 20, 2025	December 24, 2018
Global X NASDAQ 100 Covered Call ETF	0.25%	September 13, 2018	November 20, 2025	December 24, 2018
Global X S&P 500® Covered Call ETF	0.25%	September 13, 2018	November 20, 2025	December 24, 2018
Global X Cloud Computing ETF	0.25%	November 13, 2018	November 20, 2025	April 12, 2019
Global X Dorsey Wright Thematic ETF	0.25%	November 13, 2018	November 20, 2025	October 25, 2019
Global X Russell 2000 Covered Call ETF	0.25%	November 13, 2018	November 20, 2025	April 17, 2019
Global X Cybersecurity ETF	0.25%	June 13, 2019	November 20, 2025	October 25, 2019
Global X Video Games & Esports ETF	0.25%	June 13, 2019	November 20, 2025	October 25, 2019
Global X Emerging Markets Bond ETF	0.25%	February 18, 2020	November 20, 2025	June 1, 2020
Global X S&P Catholic Values Developed ex-U.S. ETF	0.25%	February 18, 2020	November 20, 2025	June 22, 2020
Global X Variable Rate Preferred ETF	0.15%	February 18, 2020	November 20, 2025	June 22, 2020
Global X HealthTech ETF	0.25%	May 29, 2020	November 20, 2025	July 29, 2020
Global X S&P Catholic Values U.S. Aggregate Bond ETF	0.15%	May 29, 2020	November 20, 2025	
Global X S&P 500 Covered Call & Growth ETF	0.25%	May 29, 2020	November 20, 2025	September 18, 2020
Global X Nasdaq 100 Covered Call & Growth ETF	0.25%	May 29, 2020	November 20, 2025	September 18, 2020
Global X CleanTech ETF	0.25%	May 29, 2020	November 20, 2025	October 27, 2020
Global X Data Center & Digital Infrastructure ETF	0.25%	July 30, 2020	November 20, 2025	October 27, 2020
Global X Adaptive U.S. Risk Management ETF	0.25%	November 11, 2020	November 20, 2025	January 12, 2021
Global X Clean Water ETF	0.25%	February 26, 2021	November 20, 2025	April 8, 2021
Global X Nasdaq 100 Tail Risk ETF	0.25%	May 21, 2021	November 20, 2025	August 25, 2021
Global X Nasdaq 100 Risk Managed Income ETF	0.25%	May 21, 2021	November 20, 2025	August 25, 2021
Global X Nasdaq 100 Collar 95-110 ETF	0.25%	May 21, 2021	November 20, 2025	August 25, 2021
Global X S&P 500 Tail Risk ETF	0.25%	May 21, 2021	November 20, 2025	August 25, 2021
Global X S&P 500 Risk Managed Income ETF	0.25%	May 21, 2021	November 20, 2025	August 25, 2021
Global X S&P 500 Collar 95-110 ETF	0.25%	May 21, 2021	November 20, 2025	August 25, 2021
Global X Blockchain ETF	0.25%	May 21, 2021	November 20, 2025	July 12, 2021
Global X AgTech & Food Innovation ETF	0.25%	May 21, 2021	November 20, 2025	July 12, 2021
Global X Hydrogen ETF	0.25%	May 21, 2021	November 20, 2025	July 12, 2021
Global X MSCI Vietnam ETF	0.25%	August 4, 2021	November 20, 2025	December 7, 2021
Global X Blockchain & Bitcoin Strategy ETF	0.25%	September 17, 2021	November 20, 2025	November 15, 2021
Global X Information Technology Covered Call & Growth ETF	0.25%	November 12, 2021	November 20, 2025	November 21, 2022
Global X Dow 30® Covered Call ETF	0.25%	November 12, 2021	November 20, 2025	February 23, 2022
Global X Interest Rate Volatility & Inflation Hedge ETF	0.25%	February 25, 2022	November 20, 2025	July 5, 2022

Docusign Envelope ID: BA87B6D1-49CF-467A-B7B6-4DAD0E2588D8

Name of Fund	Annual Advisory Fee (as a % of average daily net assets)	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X Russell 2000 Covered Call & Growth ETF	0.25%	August 10, 2022	November 20, 2025	October 4, 2022
Global X Emerging Markets ex-China ETF	0.25%	September 16, 2022	November 20, 2025	May 12, 2023
Global X Emerging Markets Great Consumer ETF	0.25%	September 16, 2022	November 20, 2025	May 12, 2023
Global X U.S. Cash Flow Kings 100 ETF	0.15%	February 24, 2023	November 20, 2025	July 10, 2023
Global X Dow 30® Covered Call & Growth ETF	0.25%	May 19, 2023	November 20, 2025	July 25, 2023
Global X 1-3 Month T-Bill ETF	0.05%	May 19, 2023	November 20, 2025	June 21, 2023
Global X Defense Tech ETF	0.25%	May 19, 2023	November 20, 2025	September 11, 2023
Global X Brazil Active ETF	0.25%	May 19, 2023	November 20, 2025	August 16, 2023
Global X India Active ETF	0.25%	May 19, 2023	November 20, 2025	August 17, 2023
Global X Bitcoin Trend Strategy ETF	0.25%	August 17, 2023	November 20, 2025	March 20, 2024
Global X MLP & Energy Infrastructure Covered Call ETF	0.25%	March 7, 2024	November 20, 2025	May 7, 2024
Global X Infrastructure Development ex-U.S. ETF	0.25%	March 7, 2024	November 20, 2025	August 28, 2024
Global X Russell 2000 ETF	0.05%	March 7, 2024	November 20, 2025	June 4, 2024
Global X Short-Term Treasury Ladder ETF	0.05%	May 21, 2024	November 20, 2025	September 9, 2024
Global X Intermediate-Term Treasury Ladder ETF	0.05%	May 21, 2024	November 20, 2025	September 9, 2024
Global X Long-Term Treasury Ladder ETF	0.05%	May 21, 2024	November 20, 2025	September 9, 2024
Global X Bitcoin Covered Call ETF	0.25%	May 21, 2024	November 20, 2025	
Global X U.S. Electrification ETF	0.25%	September 18, 2024	November 20, 2025	December 17, 2024
Global X S&P 500 U.S. Revenue Leaders ETF	0.15%	January 24, 2025	November 20, 2025	April 15, 2025
Global X S&P 500 U.S. Market Leaders Top 50 ETF	0.15%	January 24, 2025	November 20, 2025	April 15, 2025
Global X Investment Grade Corporate Bond ETF	0.05%	March 4, 2025	November 20, 2025	June 16, 2025
Global X Treasury Bond Enhanced Income ETF	0.15%	March 4, 2025	November 20, 2025	July 15, 2025
Global X PureCap℠ MSCI Information Technology ETF	0.15%	March 4, 2025	November 20, 2025	July 22, 2025
Global X PureCap℠ MSCI Communication Services ETF	0.15%	March 4, 2025	November 20, 2025	July 22, 2025
Global X PureCap℠ MSCI Consumer Discretionary ETF	0.15%	March 4, 2025	November 20, 2025	July 22, 2025
Global X PureCap℠ MSCI Energy ETF	0.15%	May 22, 2025	November 20, 2025	July 22, 2025
Global X PureCap℠ MSCI Consumer Staples ETF	0.15%	May 22, 2025	November 20, 2025	July 22, 2025
Global X S&P 500® Christian Values ETF	0.25%	May 22, 2025	November 20, 2025	September 23, 2025
Global X U.S. 500 ETF	0.005%	May 22, 2025	November 20, 2025	September 23, 2025
Global X AI Semiconductor & Quantum ETF	0.25%	July 31, 2025	November 20, 2025	September 30, 2025
Global X U.S. Natural Gas ETF	0.25%	July 31, 2025	November 20, 2025	October 28, 2025

Docusign Envelope ID: BA87B6D1-49CF-467A-B7B6-4DAD0E2588D8

Name of Fund	Annual Advisory Fee (as a % of average daily net assets)	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X Gold Miners ETF	0.25%	September 18, 2025	November 20, 2025	December 9, 2025
Global X Zero Coupon Bond 2030 ETF	0.05%	September 18, 2025	November 20, 2025	January 6, 2026
Global X Zero Coupon Bond 2031 ETF	0.05%	September 18, 2025	November 20, 2025	January 6, 2026
Global X Zero Coupon Bond 2032 ETF	0.05%	September 18, 2025	November 20, 2025	January 6, 2026
Global X Zero Coupon Bond 2033 ETF	0.05%	September 18, 2025	November 20, 2025	January 6, 2026
Global X Zero Coupon Bond 2034 ETF	0.05%	September 18, 2025	November 20, 2025	January 6, 2026
Global X Zero Coupon Bond 2035 ETF	0.05%	September 18, 2025	November 20, 2025	January 6, 2026
Global X Commodity Strategy ETF	0.25%	September 18, 2025	November 20, 2025	February 10, 2026
Global X U.S. 500 Income Edge℠ ETF	0.25%	November 20, 2025		February 17, 2026
Global X Nasdaq-100® Income Edge℠ ETF	0.25%	November 20, 2025		February 17, 2026
Global X Stablecoin & Tokenization Ecosystem ETF	0.25%	November 20, 2025		
Global X Ethereum Covered Call ETF	0.25%	November 20, 2025		
Global X NYSE® 100 ETF	0.05%	January 28, 2026		
Global X Space Tech ETF	0.25%	January 28, 2026		
Global X PureCap℠ MSCI Financials ETF	0.15%	January 28, 2026		
Global X PureCap℠ MSCI Health Care ETF	0.15%	January 28, 2026		
Global X PureCap℠ MSCI Industrials ETF	0.15%	January 28, 2026		
Global X PureCap℠ MSCI Materials ETF	0.15%	January 28, 2026		
Global X PureCap℠ MSCI Utilities ETF	0.15%	January 28, 2026		
Global X PureCap℠ MSCI Real Estate ETF	0.15%	January 28, 2026		
Global X Adaptive Risk Managed High Yield ETF	0.25%	March 4, 2026		

[SIGNATURES TO FOLLOW]

GLOBAL X FUNDS By: Margaret Mo Title: Assistant Secretary GLOBAL X MANAGEMENT COMPANY LLC By: Alex Ashby Title: Chief Operating Officer Docusign Envelope ID: BA87B6D1-49CF-467A-B7B6-4DAD0E2588D8